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                                                                      EXHIBIT 15


                                POWER OF ATTORNEY

         The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of Franklin Life Variable Annuity Fund A, a separate account established by The Franklin Life Insurance Company under the laws of the State of Illinois, hereby make, constitute, and appoint WAYNE A. ROBINSON and ELIZABETH E. ARTHUR, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

     (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form N-4 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Franklin Life Variable Annuity Fund (formerly Franklin Life Variable Annuity Fund A) (File Nos. 2-36394; 811-1990);

     (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form N-4 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

     (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

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             SIGNATURE                                   TITLE                                   DATE

  /s/ Robert M. Beuerlein               Director                                           February 10, 1999
---------------------------------
        Robert M. Beuerlein

  /s/ Brady W. Creel                    Director                                           February 10, 1999
---------------------------------
          Brady W. Creel

                                        Director                                           ___________, 1999
---------------------------------
       Rodney O. Martin, Jr.

                                        Director                                           ___________, 1999
---------------------------------
           Jon P. Newton


     /s/ Michael M. Nicholson
---------------------------------       Director                                           February 16, 1999
        Michael M. Nicholson


  /s/ Philip K. Polkinghorn             Executive Vice President and                       February 12, 1999
---------------------------------       Chief Financial Officer
       Philip K. Polkinghorn            (principal financial officer
                                        and principal accounting officer)



                                        Director                                           ___________, 1999
---------------------------------
          Gary D. Reddick


      /s/ William A. Simpson            Chairman of the Board and Chief                    February 16, 1999
---------------------------------       Executive Officer (principal executive
        William A. Simpson              officer)


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